GOLDMAN SACHS TRUST

Class A, Class C, Institutional, Investor, Class R, Class R6,

Class T and Class P Shares of the

Goldman Sachs Total Emerging Markets Income Fund

(the “Fund”)

Supplement dated April 20, 2018 to the

Prospectus dated November 30, 2017, as supplemented to date (with respect to Class A, Class C, Institutional, Investor, Class R, Class R6 and Class T Shares)

and to the Prospectus dated April 20, 2018 (with respect to Class P Shares)

(each, a “Prospectus”)

The Board of Trustees of Goldman Sachs Trust recently approved a change to the Fund’s fiscal year end. Effective October 1, 2018, the Fund’s fiscal year end will be changed from March 31 to October 31.

This Supplement should be retained with your Prospectus for future reference.

SSFI7FYECHGSTK 04-18